                                                                EXHIBIT h(32)(c)


                                AMENDMENT NO. 2

                            PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated May 1, 1998, by and among AIM Variable Insurance Funds, Inc. a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

----------------------------------------------------------------------------------------
FUNDS AVAILABLE UNDER           SEPARATE ACCOUNTS            POLICIES FUNDED BY THE
    THE POLICIES               UTILIZING THE FUNDS              SEPARATE ACCOUNTS
----------------------------------------------------------------------------------------
AIM V.I. Capital          PFL Retirement Builder Variable  PFL Life Insurance Company
Appreciation Fund         Annuity Account                  Policy Form No.
                                                           AV288-1010-95-796
AIM V.I. Government       Legacy Builder Variable Life     (including successors forms,
Securities Fund           Separate Account                 addenda and endorsements may
                                                           vary by state under marketing
AIM V.I. Growth &                                          names: "Retirement Income
Income Fund                                                Builder Variable Annuity,"
                                                           "Portfolio Select Variable
AIM V.I. International                                     Annuity")
Equity Fund
                                                           PFL Life Insurance Company
AIM V.I. Value Fund                                        Policy Form No.'s
                                                           VL20 & JL20 under the
                                                           marketing name "Legacy
                                                           Builder II"
----------------------------------------------------------------------------------------


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: November 27, 1998


                                       AIM VARIABLE INSURANCE FUNDS, INC.

Attest: /s/ NANCY L. MARTIN            By: /s/ ROBERT H. GRAHAM
       -------------------------          -------------------------------
Name: Nancy L. Martin                  Name: Robert H. Graham
     ---------------------------            -----------------------------
Title: Assistant Secretary             Title: President
      --------------------------             ----------------------------
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                                       A I M DISTRIBUTORS, INC.

Attest: /s/ NANCY L. MARTIN            By: /s/ MICHAEL J. CEMO
       --------------------------         ---------------------------
Name: Nancy L. Martin                  Name: Michael J. Cemo
     ----------------------------           -------------------------
Title: Assistant Secretary             Title: President
      ---------------------------            ------------------------


                                       PFL LIFE INSURANCE COMPANY

Attest: /s/ FRANK A. CAMP              By: /s/ WILLIAM L. BUSLER
       --------------------------         ---------------------------
Name: Frank A. Camp                    Name: William L. Busler
     ----------------------------           -------------------------
Title: Vice President & Division       Title: President
      ---------------------------            ------------------------
       General Counsel
      ---------------------------


                                       AFSG SECURITIES CORPORATION

Attest: /s/ FRANK A. CAMP              By: /s/ LARRY N. NORMAN
       --------------------------         ---------------------------
Name: Frank A. Camp                    Name: Larry N. Norman
     ----------------------------           -------------------------
Title: Secretary                       Title: President
      ---------------------------            ------------------------